Property, Equipment and Capitalized Software	12 Months Ended
Dec. 31, 2010
Property, Equipment and Capitalized Software
Property, Equipment and Capitalized Software

5. Property, Equipment and Capitalized Software

A summary of property, equipment and capitalized software is as follows:

(in millions)	December 31, 2010	December 31, 2009
Land	$38	$32
Buildings and improvements	764	662
Computer equipment	1,418	1,504
Furniture and fixtures	224	235
Less accumulated depreciation	(1,417)	(1,487)

Property and equipment, net	1,027	946

Capitalized software	2,535	2,445
Less accumulated amortization	(1,362)	(1,251)

Capitalized software, net	1,173	1,194

Total property, equipment and capitalized software, net	$2,200	$2,140

Depreciation expense for property and equipment for 2010, 2009 and 2008 was $398 million, $436 million and $439 million, respectively. Amortization expense for capitalized software for 2010, 2009 and 2008 was $349 million, $314 million and $290 million, respectively.